UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 23, 2021

Ranger Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38183	81-5449572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Richmond, Suite 550 Houston, Texas 77042 (713) 935-8900 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 935-8900

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RNGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into Material Definitive Agreements
Basic Transaction
On September 23, 2021, the Bankruptcy Court approved the previously announced Asset Purchase Agreement, by and among Ranger Energy Acquisition, LLC (the “Buyer”), a Delaware corporation and controlled subsidiary of Ranger Energy Services, Inc. (the “Company”), Basic Energy Services, Inc. (“Basic”) and certain of its subsidiaries (the “Basic Sellers”) pursuant to which, the Buyer will acquire assets associated with the business lines of the Basic Sellers outside the State of California (excluding the water logistic business), specifically all assets within the well servicing service line, all assets within the fishing and rental tool service lines, all assets within the coiled tubing service line, all rolling stock assets required to support the operating assets being purchased and real property locations inclusive of, but not limited to, real property owned in New Mexico, Oklahoma and Texas (collectively, the “Basic Assets”) (the “Basic Transaction”).
The Basic Transaction represents an offer under sections 363 and 365 of the U.S. Bankruptcy Code in connection with the chapter 11 filing of Basic. The Basic APA was agreed to in accordance with the bidding procedures approved by the Bankruptcy Court. The Basic Transaction was approved by the Bankruptcy Court at a hearing on September 23, 2021. The section 363 sale process for the Basic Assets is expected to be concluded by the end of September 2021.
The foregoing summary is qualified in its entirety by the full text of the Basic APA, which the Company will file with or before the Company’s next periodic report.
Loan and Security Agreement
On September 27, 2021, RNGR Energy Services, LLC (“Ranger LLC”), a Delaware limited liability company and controlled subsidiary of the Company, entered into a loan and security agreement (the “Loan Agreement”) with Eclipse Business Capital LLC (“EBC”) and Eclipse Business Capital SPV, LLC (“EBC SPV”), providing Ranger LLC with the previously announced senior secured credit facility in an aggregate principal amount of $77.5 million (the “Credit Facility”), consisting of (i) a revolving credit facility in an aggregate principal amount of $50 million (the “Revolving Credit Facility”), (ii) a M&E term loan facility in an aggregate principal amount of up to $12.5 million (the “M&E Term Loan Facility”) and (iii) a term loan B facility in an aggregate principal amount of up to $15 million (the “Term Loan B Facility”).
On September 27, 2021, the M&E Term Loan Facility was drawn in full to repay existing indebtedness owed to (x) Wells Fargo Bank, National Association with respect to a Credit Agreement dated as of August 16, 2017, and (y) Encina Equipment Finance SPV, LLC with respect to a Financing Agreement dated as of June 22, 2018. The Revolving Credit Facility was drawn in part on September 27, 2021, to (x) repay existing indebtedness owed to Wells Fargo Bank, National Association with respect to a Credit Agreement dated as of August 16, 2017, and (y) pay for the fees, costs and expenses incurred in connection with the Credit Facility. The undrawn portion of the Revolving Credit Facility is available (a) to fund working capital and other general corporate expenses and (b) for other permitted uses, including the financing of permitted investments and restricted payments. The Term Loan B Facility is currently undrawn.
EBC is the sole administrative and collateral agent for the Credit Facility. EBC SPV is the sole lender for the Credit Facility.
The Credit Facility is guaranteed by the Company and certain controlled subsidiaries of Ranger LLC. The Credit Facility is secured by substantially all assets of the Company, Ranger LLC and the guarantors, subject to certain customary exceptions.
The Credit Facility is scheduled to mature on September 26, 2025. Optional prepayments of borrowings under the Credit Facility will be permitted at any time.
The interest rate for the Revolving Credit Facility is LIBOR + 5.00%, with future step downs as Ranger LLC’s excess availability increases under the Revolving Credit Facility. The interest rate for the M&E Term Loan Facility is LIBOR + 8.00%, and the interest rate for the Term Loan B Facility is LIBOR + 12.00%.
The Loan Agreement includes customary representations, warranties, affirmative covenants, negative covenants and events of default.

The foregoing description of the Loan Agreement is not complete and is qualified in its entirety by reference to the full text of the Loan Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.
Amended LLC Agreement
In connection with Ranger LLC’s and its subsidiaries’ entry into the Loan Agreement, the Company, in its capacity as managing member of Ranger LLC, entered into the First Amendment to Amended and Restated Limited Liability Company Agreement of Ranger LLC to provide that units of Ranger LLC shall be exclusively in uncertified form.
The foregoing description of the First Amendment to Amended and Restated Limited Liability Company Agreement of Ranger LLC is not complete and is qualified in its entirety by reference to the full text of the amendment, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.
Item 9.01    Financial Statements and Exhibits
Exhibits.

Exhibit No.	Description
10.1	Debt, Commitment Letter, dated as of September 10, 2021, by and among RNGR Energy Services, LLC, Eclipse Business Capital, LLC and Eclipse Business Capital SPV, LLC
10.2
Loan and Security Agreement, dated as of September 27, 2021, by and among RNGR Energy Services, LLC and certain of its subsidiaries, Ranger Energy Services, Inc., the lenders party thereto, and Eclipse Business Capital LLC, as agent

10.3	First Amendment to Amended and Restated Limited Liability Company Agreement of RNGR Energy Services, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

THE INFORMATION FURNISHED UNDER ITEM 7.01 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCHxFILING.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ranger Energy Services, Inc.

/s/ J. Brandon Blossman	September 29, 2021
J. Brandon Blossman	Date
Chief Financial Officer
(Principal Financial Officer)